                                  $30,000,000

                               CREDIT AGREEMENT

                                    Between

                         MERIDIAN SPORTS INCORPORATED

                                  as Borrower

                                      and

                           REVLON GROUP INCORPORATED

                                   as Lender







                          Dated as of March 28, 1997

                                             TABLE OF CONTENTS

Section                                                                                               Page
-------                                                                                               ----
ARTICLE I             DEFINITIONS......................................................................  1
             Section 1.1  Certain Defined Terms........................................................  1
                          ---------------------
             Section 1.2  Computation of Time Periods..................................................  4
                          ---------------------------
             Section 1.3  Construction.................................................................  4
                          ------------

ARTICLE II            AMOUNTS AND TERMS OF THE ADVANCES................................................  4
             Section 2.1  The Credit Facility..........................................................  4
                          -------------------
                      (a)     Working Capital Loans....................................................  4
                              ---------------------
                      (b)     Commitment...............................................................  4
                              ----------
             Section 2.2  Making of the Loans..........................................................  5
                          -------------------
             Section 2.3  Use of Proceeds..............................................................  5
                          ---------------
             Section 2.4  Repayment....................................................................  5
                          ---------
             Section 2.5  Interest.....................................................................  5
                          --------
             Section 2.6  Promissory Note..............................................................  5
                          ---------------
             Section 2.7  Prepayments..................................................................  6
                          -----------
                      (a)     Optional Prepayments.....................................................  6
                              --------------------
                      (b)     Mandatory Prepayments....................................................  6
                              ---------------------
                      (c)     Application..............................................................  6
                              -----------
             Section 2.8  Computations.................................................................  6
                          ------------

ARTICLE III           CONDITIONS OF LENDING............................................................  7
             Section 3.1  Conditions Precedent to
                          -----------------------
                              Borrowings...............................................................  7
                              ----------

ARTICLE IV            COVENANTS........................................................................  7
             Section 4.1  Maintenance of Net Worth.....................................................  7
                          ------------------------

ARTICLE V             EVENTS OF DEFAULT................................................................  8
             Section 5.1  Event of Default.............................................................  8
                          ----------------

ARTICLE VI            MISCELLANEOUS.................................................................... 10
             Section 6.1  Amendments, Etc.............................................................. 10
                          ---------------
             Section 6.2  Notices, Etc................................................................. 10
                          ------------
             Section 6.3  No Waiver; Remedies.......................................................... 10
                          -------------------
             Section 6.4  Costs and Expenses........................................................... 11
                          ------------------
             Section 6.5  Binding Effect............................................................... 11
                          --------------
             Section 6.6  Governing Law................................................................ 11
                          -------------
             Section 6.7  Execution in Counterparts.................................................... 11
                          -------------------------
             Section 6.8  Waiver of Jury Trial......................................................... 11
                          --------------------

EXHIBIT A                     REVOLVING CREDIT NOTE....................................................A-1
EXHIBIT B                     NOTICE OF BORROWING......................................................B-1
EXHIBIT C                     MORTGAGE.................................................................C-1
EXHIBIT D                     PLEDGE AGREEMENT.........................................................D-1
EXHIBIT E                     GUARANTY AGREEMENT.......................................................E-1

                               CREDIT AGREEMENT

             This CREDIT AGREEMENT dated as of March 28, 1997 (as amended, supplemented or modified from time to time, this "Agreement"), is entered into between Meridian Sports Incorporated, a Delaware corporation (the "Borrower"), and Revlon Group Incorporated, a Delaware corporation (the "Lender").

                                R E C I T A L S

             WHEREAS, the Borrower has requested that the Lender make available to the Borrower a credit facility which shall be a $30,000,000 revolving credit facility, the proceeds of which will be used to repay existing indebtedness owing to the Lender and which will be used for working capital and general corporate purposes, and the Lender has agreed to extend such credit upon the terms and subject to the conditions set forth in this Agreement.

                               A G R E E M E N T

             NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

             SECTION 1.1 CERTAIN DEFINED TERMS. As used in this Agreement, each of the following terms shall have the meaning ascribed thereto below (such meaning to be applicable to both the singular and plural forms of the term defined):

             "AGREEMENT" has the meaning specified in the preamble to this Agreement.

             "AVAILABLE AMOUNT" means, at any time in respect of the Working Capital Commitment, the amount of the Working Capital Commitment less the amount of all Working Capital Loans made pursuant to Section 2.1 hereof outstanding as of any date of determination thereof.

             "BORROWER" has the meaning specified in the preamble to this Agreement.

             "BORROWER'S ACCOUNT" means demand deposit account number 3750330166 established in the name of the Borrower with NationsBank of Texas, N.A., or any successor account.

             "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in New York City.

             "CLOSING DATE" means the date as of which this Agreement has been executed by the Borrower and the Lender and on which all conditions precedent to the making of the Loans have been satisfied or waived by the Lender.

             "CONSOLIDATED NET WORTH (DEFICIT)" means, as of any date of determination, total stockholder's equity or stockholder's deficit as set forth on the consolidated balance sheet of the Borrower in accordance with generally accepted accounting principles.

             "EVENT OF DEFAULT" has the meaning specified in
Section 5.1 hereof.

             "GUARANTY AGREEMENT" means the Guaranty Agreement, substantially in the form of Exhibit E, among each Subsidiary named therein and the Lender, as the same shall be modified or supplemented and in effect from time to time.

             "INTEREST PAYMENT DATE" has the meaning specified in
Section 2.5 hereof.

             "LENDER" has the meaning specified in the preamble to this Agreement.

             "LIEN" means any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property or a security interest of any kind.

             "LOAN" means any of the Working Capital Loans.

             "LOAN DOCUMENTS" means this Agreement, the Note, the Pledge Agreement, the Guaranty Agreement, the Mortgage and other instruments, agreements, documents and financing statements executed at any time pursuant hereto or in connection herewith, including all amendments, modifications, supplements, extensions, renewals, and restatements hereof.

             "MANDATORY PREPAYMENT"  has the meaning specified in
Section 2.7(b) hereof.

             "MATURITY DATE" means December 1, 1998.

             "MORTGAGE" means the deed of trust, substantially in the form of Exhibit C, granted by Master Craft Boat Company to the Lender, as the same shall be modified or supplemented and in effect from time to time.

             "NOTICE OF BORROWING" has the meaning specified in
Section 2.2 hereof.

             "OBLIGATIONS" means any and all indebtedness, debts, obligations and liabilities of the Borrower from time to time outstanding to the Lender under the Loan Documents to which it is party, whether fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for principal, premium, interest, fees, indemnities, costs, expenses or otherwise, including, without limitation, principal of and interest on and any other amounts payable in respect of the Working Capital Loans, and including, further, without limitation, any rights of indemnification, reimbursement, subrogation or contribution arising under the Loan Documents.

             "PERSON" means an individual, partnership, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

             "PLEDGE AGREEMENT" means the Pledge Agreement, substantially in the form of Exhibit D, executed and delivered in favor of the Borrower to the Lender, as the same shall be modified or supplemented and in effect from time to time.

             "POST-DEFAULT RATE" means, in respect of any principal of any Loan or any other amount under this Agreement or any other Loan Document that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to the Prime Rate as in effect from time to time plus 4%.

             "PRIME RATE" means the rate of interest per annum established by The Chase Manhattan Bank as its prime rate from time to time.

             "SUBSIDIARY" means each of BW Sale Corp., a Massachusetts corporation, Master Craft Boat Company, a Tennessee corporation, SoniForm, Inc., a California corporation, O'Brien International Inc., a Washington corporation, Mastercraft Acquisition Corp., a Delaware corporation, Tennessee Acquisition Corp., a Delaware corporation, and any other corporation of which the capital stock ordinarily having a majority of the voting rights in the election of directors is now or hereafter owned, directly or indirectly, by the Borrower.

             "WORKING CAPITAL COMMITMENT" has the meaning set forth in Section 2.1(b).

             "WORKING CAPITAL LOAN" has the meaning set forth in
Section 2.1(a).

             "WORKING CAPITAL NOTE" means a promissory note made by the Borrower payable to the Lender evidencing the Working Capital Loans to be made hereunder, executed and delivered to the Lender as provided in Section 2.6 and in substan tially the form of Exhibit A.

              SECTION 1.2 COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

              SECTION 1.3 CONSTRUCTION. References herein to the plural form include the singular, and the singular include the plural; the word "including" is not limiting; and the word "or" is not exclusive. The words "hereof", "herein", "hereby" and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, exhibit and schedule references are to articles and sections of, and exhibits and schedules to, this Agreement, unless otherwise expressly indicated.

                                  ARTICLE II

                      AMOUNTS AND TERMS OF THE ADVANCES

               SECTION 2.1  THE CREDIT FACILITY.

               (a) WORKING CAPITAL LOANS. The Lender agrees, upon the terms and subject to the conditions hereinafter set forth, to make advances (each, a "Working Capital Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date until the Maturity Date, each Working Capital Loan to be in an amount not in excess of the then effective Available Amount. Within the limits of the Working Capital Commitment, the Borrower may borrow under this Section 2.1(a), prepay pursuant to Section 2.7(a) hereof and reborrow under this Section 2.1(a).

               (b) COMMITMENT. The sum of the principal amount at any time outstanding of all Working Capital Loans made by the Lender pursuant to this Agreement shall not exceed $30,000,000 (the "Working Capital Commitment"), as reduced from time to time pursuant to Section 2.7(c).

               SECTION 2.2 MAKING OF THE LOANS. Each Loan shall be made on notice by the Borrower (a "Notice of Borrowing"), in substantially the form of Exhibit B, given not later than 11:00 a.m. (New
York City time) on the Business Day on which such Loan is proposed to be made, specifying therein the requested date such Loan is to be made and the principal amount of such Loan. Provided that all conditions precedent specified in Section 3.1 hereof applicable thereto have been satisfied, the Lender will make such funds available to the Borrower by deposit to the Borrower's Account before 12:00 noon on the Business Day specified in the Notice of Borrowing. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

               SECTION 2.3 USE OF PROCEEDS. The proceeds of the Loans shall be used by the Borrower (a) to repay existing advances made by the Lender to the Borrower, (b) to fund the working capital needs of the Borrower and its Subsidiaries, and (c) for the general corporate purposes of the Borrower and its Subsidiaries.

               SECTION 2.4 REPAYMENT. The Borrower shall repay to the Lender the outstanding principal amount of the Loans and all accrued but unpaid interest thereon on the Maturity Date.

               SECTION 2.5 INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Loan owing to the Lender from the date of such Loan until such principal amount shall be paid in full, at a rate per annum equal to the Prime Rate as in effect from time to time, plus 1%, payable quarterly in arrears on the last Business Day of each March, June, September and December during such period (each, an "Interest Payment Date"). Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the Post-Default Rate on any principal amount of the Loans and on any other amount payable by the Borrower hereunder or under the Working Capital Note which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on the Loans shall be payable on each Interest Payment Date and upon the payment or prepayment thereof, except that interest payable at the Post-Default Rate shall be payable from time to time on demand.

               SECTION 2.6 PROMISSORY NOTE. Simultaneously with the execution and delivery of this Agreement, the Borrower shall execute and deliver to the Lender a Working Capital Note in the original principal amount of $30,000,000.

               SECTION 2.7  PREPAYMENTS.

               (a) OPTIONAL PREPAYMENTS. The Borrower may from time to time prepay the outstanding principal amount of the Loans in whole or in part, without payment of any penalty or premium.

               (b) MANDATORY PREPAYMENTS. The Loans shall be repaid without any notice to the Borrower or any action undertaken by the Lender, each in an amount equal to any or all of the following (each a "Mandatory Prepayment") effective in each instance as of the date of receipt thereof from time to time:

                      (i)     the net cash proceeds received by the
    Borrower or any Subsidiary (other than O'Brien International, Inc.) from the sale, lease or other disposition of any assets outside the ordinary course of business;

                      (ii) the net cash proceeds received by the Borrower or any Subsidiary from the public or private issuance of any debt securities or the borrowing under any loan or credit agreement (other than any borrowings by O'Brien International, Inc. under the Revolving Credit and Security Agreement dated as of March 17, 1997, as the same may be amended or supplemented from time to time, with The Bank of New York Commercial Corporation);

                      (iii) the net cash proceeds received by the Borrower or any Subsidiary from the sale or other disposition of the capital stock of any Subsidiary; and

                      (iv) any cash on any Business Day in any account of the Borrower or any Subsidiary in excess of the cash reasonably required on such Business Day to meet the operating needs of the Borrower or any such Subsidiary.

                      (c)  APPLICATION.  Prepayments made pursuant to
Section 2.7(b) shall be applied first to any interest accrued on the principal amounts being prepaid and second to reduce the outstanding principal amount of the Working Capital Loans. Any prepayment of the Working Capital Loans made pursuant to clause (i), (ii) or (iii) of Section 2.7(b) shall be accompanied by a reduction of the Working Capital Commitment in an amount equal to the amount of such prepayment. Prepayments made pursuant to clause (iv) of Section 2.7(b) shall not be accompanied by any reduction in the Working Capital Commitment.

                      SECTION 2.8 COMPUTATIONS. All computations of interest shall be made by the Lender on the basis of a year of 360 days, in each case for the actual number of days

(including the first day but excluding the last day) occurring in the period for which such interest is payable.

                                   ARTICLE III

                             CONDITIONS OF LENDING

                       SECTION 3.1 CONDITIONS PRECEDENT TO BORROWINGS. The obligation of the Lender to make each Loan is subject to (a) receipt of a duly executed Notice of Borrowing in accordance with Section 2.2 hereof, (b) no Event of Default arising under Section 4.1 (or an event that, with the lapse of time, would be an Event of Default under Section 4.1) having occurred and being continuing, (c) receipt of a duly executed Working Capital Note in accordance with Section 2.6 hereof, (d) receipt of a duly executed Pledge Agreement, together with the stock certificates identified therein and undated stock powers executed in blank, (e) receipt of a duly executed Mortgage, together with a title policy and survey and (f) receipt of a duly executed Guaranty Agreement.

                                  ARTICLE IV

                                   COVENANTS

             So long as any Working Capital Loan shall remain unpaid or the Lender shall have any Working Capital Commitment, the Borrower shall:

                       SECTION 4.1 MAINTENANCE OF NET WORTH. Maintain, as of the end of each fiscal quarter of the Borrower ending on the dates set forth below, a Consolidated Net Worth (Deficit) in an amount no less than the amount set forth opposite the applicable date:

                                                         Minimum Consolidated
             Quarter Ending                              Net Worth (Deficit)
             --------------                              --------------------

             June 30, 1997                               ($7,500,000)
             September 30, 1997                          ($7,500,000)
             December 31, 1997                           ($7,500,000)

             March 31, 1998                              ($7,000,000)
             June 30, 1998                               ($7,000,000)
             September 30, 1998                          ($7,000,000)

                                  ARTICLE V

                               EVENTS OF DEFAULT

               SECTION 5.1 EVENT OF DEFAULT. If any of the following events (each, an "Event of Default") shall occur and be continuing:

             (a) The Borrower shall fail to pay any principal of, or interest on, any Loan when the same becomes due and payable; or

             (b) (i) The Borrower shall generally not pay its debts as such debts become due, or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) there shall be commenced against the Borrower any proceeding referred in clause (ii) which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 60 days; or

             (c) The Borrower shall fail to perform or observe any term, covenant or agreement on its part to be performed or observed (other than the obligations specifically referred to elsewhere in this Section 5.1) in this Agreement or the other Loan Documents;

             (d) The Borrower or any of its Subsidiaries shall: (i) fail to pay any indebtedness, including but not limited to indebtedness for borrowed money (other than the payment obligations described in (a) above) of the Borrower or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after any applicable grace period; or (ii) fail to perform or observe, and such failure shall continue after any applicable grace period, any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness; or any such indebtedness of the Borrower or any Subsidiary shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

             (e) One or more judgments, decrees or orders for the payment of money shall be rendered against the Borrower or any Subsidiary of the Borrower in excess of $50,000 in the aggregate at any one time (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal; or

             (f) Any Lien shall be filed of record against the Borrower or any Subsidiary by the United States of America or any agency thereof; or

             (g) A material adverse change shall have occurred in the condition (financial or otherwise), operations, assets, business or prospects of the Borrower or any Subsidiary; or

             (h) Ronald O. Perelman (or in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative) shall cease to beneficially own at least a majority of the voting capital stock of the Borrower.

then in any such event (other than an Event of Default specified in Section 5.1(b)(ii) or (iii)) the Lender (i) may by notice to the Borrower, declare the obligation of the Lender to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) may by notice to the Borrower, declare the outstanding Loans, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, and thereupon the outstanding Loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. If an Event of Default occurs under Section 4.1(b)(ii) or (iii), then the obligation of the Lender to make Loans shall automatically and immediately terminate and the unpaid principal amount of and any accrued interest on all of the outstanding Loans automatically shall become due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE VI

                                 MISCELLANEOUS

               SECTION 6.1 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and shall be consented to in one or more writings signed by or consented to by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               SECTION 6.2 NOTICES, ETC. All notices, demands and other communications provided for hereunder shall be in writing and mailed, telecopied, or hand delivered:

             if to the Borrower, at:

                      625 Madison Avenue
                      New York, New York 10022

                      Attention:  Chief Financial Officer

             if to the Lender, at:

                      35 East 62nd Street
                      New York, New York 10021

                      Attention:  Chief Financial Officer

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective (a) when received, if mailed or delivered, or (b) when transmitted by telecopier, confirmed by voice communication.

               SECTION 6.3 NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               SECTION 6.4 COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the execution and delivery of this Agreement and the other Loan Documents, the making of the Loans, and enforcement of the Lender's rights hereunder and under the other Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Lender with respect thereto).

              SECTION 6.5 BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein.

               SECTION 6.6 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to instruments made and to be performed entirely within such State.

              SECTION 6.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 6.8 WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT

OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             MERIDIAN SPORTS INCORPORATED, a
                             Delaware corporation



                             By:____________________________
                                Thomas E. Kohut
                                Vice President and Controller


                             REVLON GROUP INCORPORATED, a
                             Delaware corporation



                             By:____________________________
                                Glenn P. Dickes
                                Senior Vice President-Law and
                                Secretary

                                                              EXHIBIT A

             PAYMENT OF ALL SUMS DUE UNDER THIS WORKING CAPITAL NOTE IS SUBJECT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF MARCH 28, 1997 (THE "CREDIT AGREEMENT"), BETWEEN MERIDIAN SPORTS INCORPORATED AND REVLON GROUP INCORPORATED.

                             WORKING CAPITAL NOTE

$30,000,000                                             New York, New York
                                                            March 28, 1997

             FOR VALUE RECEIVED, the undersigned, MERIDIAN SPORTS INCORPORATED, a Delaware corporation (the "Borrower"), promises to pay to the order of REVLON GROUP INCORPORATED, a Delaware corporation, (the "Lender"), at its office at 35 East 62nd Street, New York, New York, or at such other place as the Lender may designate, in lawful money of the United States of America and in immediately available funds, the lesser of (i) Thirty Million Dollars ($30,000,000) and (ii) the aggregate unpaid principal amount of the Working Capital Loans under the Credit Agreement on the dates and in the amounts specified therein.

             Borrower further promises to pay interest on the unpaid principal amount hereof in accordance with the provisions of the Credit Agreement.

             This Working Capital Note is the Working Capital Note described in, and is subject to the provisions of, the Credit Agreement. Capitalized terms used in this Working Capital Note but not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.

             The Lender is authorized to endorse on the grid attached hereto each Working Capital Loan made by the Lender and each payment or prepayment with respect thereto.

             This Working Capital Note shall be construed in accordance with the laws of the State of New York.


                            MERIDIAN SPORTS INCORPORATED,
                            a Delaware corporation


                            By:____________________________
                               Thomas E. Kohut
                               Vice President and Controller


                                       A-1